NEW YORK LIFE INVESTMENTS FUNDS
NEW YORK LIFE INVESTMENTS FUNDS TRUST

NYLI Epoch Capital Growth Fund
NYLI Epoch Global Equity Yield Fund
NYLI Epoch International Choice Fund
NYLI Epoch U.S. Equity Yield Fund
NYLI Income Builder Fund
(the “Funds”)

Supplement dated October 15, 2024 (“Supplement”) to the
Summary Prospectuses dated February 28, 2024, as revised August 28, 2024, Prospectuses dated February 28, 2024, as supplemented, and
Statement of Additional Information (“SAI”) dated February 28, 2024, as amended August 28, 2024

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectuses, Prospectuses, and SAI.

 On October 10, 2024, TD Bank N.A. and its parent company, TD Bank US Holding Company (collectively, “TD Bank”) pleaded guilty to various violations of federal anti-money laundering laws.  The Funds’ sub-adviser, Epoch Investment Partners, Inc. (“Epoch”), is an affiliate of TD Bank.  Epoch has informed the Funds that the conduct underlying TD Bank’s guilty plea does not relate to Epoch, any Epoch employee or Epoch’s investment advisory business. Nevertheless, because of its affiliation with TD Bank, Epoch must obtain an exemptive order from the Securities and Exchange Commission (the “SEC”) to remain eligible to serve as an investment adviser to registered investment companies. Epoch is seeking an order from the SEC to permit Epoch to continue to provide sub-advisory services to the Funds and other registered investment companies notwithstanding TD Bank’s plea.  While there can be no assurance that the requested order will be granted, the SEC has granted this type of relief in the past.  In the meantime, Epoch will continue to provide sub-advisory services to the Funds, consistent with its fiduciary duty.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

REG-00015-10/24